                                                                     Exhibit 24

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ David A. Christensen
                               --------------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Gerald J. Ford
                               --------------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Pierson M. Grieve
                                 ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Charles M. Harper
                                ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ William A. Hodder
                                 ---------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Lloyd P. Johnson
                                --------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Reatha Clark King
                                ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Richard M. Kovacevich
                                -------------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Richard S. Levitt
                                ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Richard D. McCormick
                                 -----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Cynthia H. Milligan
                                ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Benjamin F. Montoya
                                 ----------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Ian M. Rolland
                                --------------------------

                               NORWEST CORPORATION

                                Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute, and appoint RICHARD M. KOVACEVICH, JOHN T. THORNTON, CHARLES D. WHITE, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, and other securities related thereto, in an aggregate amount not to exceed $5,000,000,000, proposed to be sold by said Corporation, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                   /s/ Michael W. Wright
                                 ---------------------------